SHAREHOLDER LETTER

CONTENTS

Dear Shareholder:

We are pleased to bring you Franklin's AGE High Income Fund's annual report for the period ended May 31, 1997.

During the year under review, the U.S. economy continued its healthy expansion. Although inflation remained under control throughout the year, investors feared that higher consumer prices would result from the nation's consistent economic growth. The Federal Reserve Board (the Fed), in a move termed a "pre-emptive strike" against potentially higher inflation, raised the federal funds rate (the rate banks charge each other for overnight loans), from 5.25% to 5.50%, in late March. Many investors feared the Fed would hike rates a second time at their May 20th meeting. As of the time of this writing, however, the Fed had elected to stay the course.

The Fed is likely to continue looking for signs of increasing wage pressures and other inflationary indicators to determine if additional action is necessary. Many analysts anticipate further rate hikes, which could lead to increased volatility in financial markets. On the other hand, any slowdown in economic activity could reduce the risk of higher inflation. In such an environment, fixed-income securities, as represented by Franklin's AGE High Income Fund, may respond well.

While we are pleased with the performance of the fund during the past fiscal year, please remember that financial markets always have been subject to fluctuation -- and this a normal part of investing. There are several strategies, however, that can help you take advantage of the volatility of financial markets.




Shareholder Letter...............................        1
Managers' Discussion ............................        3
Special Report --
 A Closer Look ..................................        7
Performance Summaries --
 Class I.........................................        10
 Class II .......................................        14
 Advisor Class...................................        18
Glossary of Investment Terms.....................        19
Bond Ratings ....................................        20
Statement of Investments ........................        22
Financial Statements ............................        30
Notes to Financial Statements....................        34
Report of Independent
 Accountants ....................................        42




First, develop a long-term investment plan based on reasonable financial goals. With a plan in mind, periodically consult your investment professional to make sure your investments match your goals. To help reduce concern about short-term market volatility, stay focused on your long-term goals.

As mentioned last year, you might consider using an investment technique called "dollar-cost averaging." By investing a fixed dollar amount at regular intervals, such as each month, you automatically buy more shares when prices are low and fewer when prices are high. This may allow you to significantly reduce your average cost per share, although no investment technique can ensure a profit or completely protect against loss. Dollar-cost averaging does provide a simple investment strategy that may minimize the effects of market volatility and help make the most of your investment dollars.*

Finally, diversify your investments. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. Each Franklin Templeton fund has a distinct investment objective, and our portfolio management team is dedicated to providing shareholders with careful investment selection, diversification and constant professional supervision.

On the pages that follow, you will find a detailed discussion of your fund's performance. We welcome your questions, thank you for your support, and look forward to serving you in the years to come.

Sincerely,

Rupert H. Johnson, Jr.
President
Franklin's AGE High Income Fund



*When using this strategy, you should consider your financial ability to continue purchases through periods of low price levels or changing economic conditions. For more information on dollar-cost averaging, see your investment representative, or call Franklin Templeton Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236).

MANAGERS' DISCUSSION
Your Fund's Objective: Franklin's AGE High Income Fund seeks to provide investors with high, current income, with a secondary objective of principal appreciation. The fund invests in a diversified portfolio consisting primarily of high yield, lower-rated corporate bonds.

Overview

We are pleased to report that Franklin's AGE High Income Fund performed well during the 12-month period ended May 31, 1997, providing a cumulative total return of +14.09% to Class I shareholders, as discussed in the performance summary on page 10. Additionally, the fund outperformed its benchmark index -- the unmanaged CS First Boston High Yield Index -- which returned +13.38% including reinvested dividends, during the period.

During the year under review, high yield corporate bonds benefited from a U.S. economy characterized by moderate growth, low inflation and fairly stable interest rates. The 10-year Treasury note, for example, ended the period approximately where it began, yielding 6.85% on May 31, 1996, and 6.67% on May 31, 1997. Furthermore, improved corporate profitability and strong, U.S. equity markets provided a sound foundation for the performance of high yield corporate bonds.

We generally focused on purchasing higher-quality securities during the period, which raised the fund's average bond rating

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Top Five Issues on 5/31/97

Company                                              % of Total
(INDUSTRY)                                           Net Assets

  Cablevision Systems Corp.                           1.62%

  (CABLE TELEVISION)

The United States' sixth-largest cable-television provider, with 2.8 million subscribers mostly in and around Boston, Cleveland and New York City. Its Rainbow Programming subsidiary produces programs and operates several cable channels, including American Movie Classics (AMC), Bravo, and the Independent Film Channel.

Comcast Corp.                                        1.47%
(CABLE TELEVISION/
WIRELESS COMMUNICATION)

Philadelphia-based company, which is the United States' third-largest cable operator, a major provider of cellular service and part-owner of cable shopping channel QVS. It also provides telephone service and personal communications services and offers other types of cable programming.

Asia Pulp & Paper
International Finance                                1.46%

(FOREST & PAPER PRODUCTS) Indonesia-based company that, through its subsidiaries, is one of the largest pulp and paper producers in Asia (excluding Japan) and one of the lowest-cost producers in the world. The company produces a variety of printing and writing paper, including coated and uncoated freesheets, photocopier paper, stationery and a range of tissue-paper products.

(cont. on page 5)

to B+.* In comparison, the average high yield bond has a rating of B. We made this strategic move toward higher-quality issues, recognizing that the growth phase of the U.S. economy is now in its seventh year, and thus may be unable to sustain continued, strong growth in corporate profits. Although we do not believe there is significant risk of a recession in the near term, we believe this strategy is prudent for the long-term investment horizon.

Portfolio Update

In large part, the fund's favorable returns over the past year resulted from positions in securities from wireless, chemicals, automotive, metals, telecommunications, media, and broadcasting industries.

Wireless Communication

The fund's substantial investments in Occidente Y Caribe Celular, International Wireless Communication, and Millicom International Cellular profited from the rapid subscriber growth and robust demand in the cellular/wireless sector in developing countries. This has been partly due to strong economic growth, as well as to poor existing land-based networks.

In addition, our Sprint Spectrum L.P. bonds performed well in anticipation of the company's roll-out of personal communication services (PCS) in the United States. (For more on Sprint Spectrum and PCS, please see page 7.) In seeking to take full advantage of the U.S. and global trends in wireless communications, we increased the fund's sector weighting, from 6.8% of total net assets on May 31, 1996, to 10.6% on May 31, 1997.

Chemicals

The chemicals sector, which experienced ongoing consolidations and strong industry fundamentals, provided favorable returns during the period. Rising global food consumption, lower grain supplies and smaller crop areas have increased the world demand for fertilizers, as growers attempt to increase existing crop yields. In particular, the fund's investment in IMC Fertilizer Group, Inc. appreciated significantly, as the bond was upgraded to investment grade.

*As rated by Standard & Poor's(R), a national rating agency. This does not indicate the fund's rating.

Automotive and Metals & Mining

With the economy growing and outsourcing within the automotive sector proving profitable, our positions in auto-parts suppliers, such as Collins & Aikman Products, contributed to the fund's returns. Additionally, a focus on undervalued metals companies, including Algoma Steel, Inc. and Acme Metals, Inc., helped the fund's performance through rapid price appreciation of these bonds.

Telecommunications, Media, and Broadcasting

These sectors have strengthened on the back of two major industry trends: deregulation and consolidation (mergers). The most notable mergers have been MFS Communications Co., Inc. and WorldCom, who agreed to merge on August 26, 1996, and MCI and British Telecom, who recently announced their merger and set off a price rally. The fund's MFS and IntelCom bonds benefited from these industry developments.

OTHER SECTORS --
Forest & Paper Products

The highly cyclical nature of forest and paper products prompted us to take profits from this sector, and we reduced the fund's holdings, from 7.0% to 5.0% of total net assets during the reporting period. We did, however, maintain the fund's highly profitable exposure to the Indonesian pulp and paper sector. Two such companies -- Tjiwi Kimia International and Asia Pulp & Paper International Finance -- profited from their cost-competitive operations and high pulp demand in Asia.


Top Five Issues on 5/31/97 (cont.)

Company                                              % of Total
(INDUSTRY)                                           Net Assets

Tenet Healthcare Corp.                               1.40%
(HEALTHCARE)

Santa Barbara, California-based holding company that provides a full spectrum of health-care services through its various subsidiaries. The second-largest public hospital company in the U.S. (after Columbia/HCA), Tenet owns or operates more than 125 hospitals in 22 states.

Allied Waste Industries                              1.35%
(INDUSTRIAL)

Scottsdale, Arizona-based company that provides solid-waste management and handling services, including non-hazardous waste collection, transfer, recycling and disposal services. The fourth-largest solid-waste management company in the U.S., Allied Waste serves residential and commercial customers in 22 states.

Source for company descriptions: Hoover's Inc.

For a complete list of portfolio holdings, please see page 22 of this report.

Food Retailing and Cable Television

Smiths Food & Drug Centers, Inc. and Ralphs Grocery Co. implemented successful cost-cutting measures during the fiscal year. However, we reduced the fund's overall exposure to this sector during the reporting period, from 6.7% to 4.6% of total net assets, in response to a changing competitive environment. The fund also lowered its exposure to the cable television sector, from 9.0% to 6.4% of total net assets, in response to increasing competition, which could negatively affect some companies' performance.

Lodging

A rising demand for hotel space, combined with limited new construction activity in urban areas, helped the performance of the fund's holdings in full-service hotels, such as HMH Properties, Inc.

Looking forward

We hold a favorable outlook for the high yield bond market, in general, and for Franklin's AGE High Income Fund, in particular. Economic growth appears as though it will remain solid in the foreseeable future. Inflation has remained under control and, as a consequence, interest rates should remain relatively low. Without significant deviation from these past trends, we believe the fund's future remains bright.

This discussion, including the text on pages 7 to 9, reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed in this report may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.

A CLOSER LOOK

A Franklin Templeton annual report provides information about your portfolio managers' investment strategies during the year, including some securities they bought and sold. Behind these investment decisions is a team of portfolio managers, securities analysts and traders, who research, model and monitor each security. To give you some insight on this behind-the-scenes work, we've taken a closer look at one of your fund's recent purchases -- Sprint Spectrum L.P.'s high yield bonds.

The Industry

Before your fund's managers consider purchasing a security, they analyze a lot of information -- provided by our research analysts -- about the company's industry. This "macro" research helps determine if the industry is expanding, contracting, consolidating, or changing in some way that may foster or limit a company's prospects.

Sprint Spectrum is in the rapidly expanding wireless communications industry, which grew at 40% a year over the past three years. Two factors supporting this growth are a continuing decrease in price and the emergence of new wireless technologies, such as personal communications services (PCS). Although PCS is similar to cellular phones, it utilizes a slightly different digital technology that many believe is superior to cellular. If current trends continue, some analysts project that U.S. wireless subscribers in 2001 may number around 75 million, up from 43 million at the end of 1996.

The Company

After analyzing the industry and conducting preliminary company analysis, our analysts and portfolio managers meet directly with management. The analysts then determine how the company positions itself, and how it plans to manage costs and stay ahead of competition. Your fund's managers and analysts feel this one-on-one contact is important. It gives them the opportunity to question the company's managers in person to obtain detailed answers about the company's prospects and risks.

From this process, our analysts found that Sprint Spectrum plays a key role in the PCS sector. The company is a joint venture of Sprint Corp. -- the long-distance telephone company -- and three successful cable companies. It is also the largest PCS company in the U.S., holding licenses to provide nationwide service to more than 260 million people. This should allow Sprint Spectrum to offer efficient, seamless service to customers, especially to those who do business throughout the U.S.

At this point, analysts also develop financial models to project the company's potential future revenues, costs and growth rates. These models help analysts quantify and test the company's financial and economic performance, as well as determine the company's ability to meet its bond payment obligations.

The Security

After qualitatively and quantitatively valuing the company, our research team will derive an optimal price for investment in the company. Since Franklin Templeton manages one of the U.S.'s largest high-yield funds, we often have input into the structure and pricing of new issues -- as was the case in the Sprint Spectrum bonds.

Based on their favorable perceptions of the negotiated bond offering, as well as the extensive company and industry information supplied by several analysts, the fund's managers invested in Sprint Spectrum's 12.5% bonds maturing in 2006. Since purchase, the bonds have done very well.

Wait that's not all ...

Once they have purchased the bonds, their work doesn't stop. Analysts and portfolio managers keep in close contact with the company's management and monitor the company on an ongoing basis to determine if it is reaching its goals. Additionally, your fund's managers continually relate their information about the company back to the bond's current market price -- ultimately deciding whether to buy more, hold or sell.

PERFORMANCE SUMMARY

Class I
The price of Franklin's AGE High Income Fund's Class I shares, as measured by net asset value, increased 11.0 cents ($0.110), from $2.79 on May 31, 1996, to $2.90 on May 31, 1997. Your fund met its investment objective of providing high, current income to shareholders. For the 12-month period ended May 31, 1997, the fund paid income distributions totaling 26.40 cents ($0.2640) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of May's monthly dividend of 2.20 cents ($0.0220) per share and the maximum offering price of $3.03 on May 31, 1997, your fund's distribution rate was 8.71%.

Your fund posted a total return of +14.09% for the 12-month period ended May 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of dividends, and does not include the initial sales charge.


Class I
Dividend Distributions

(6/1/96 - 5/31/97)

                   Dividend
Month              per Share
June               2.20 cents
July               2.20 cents
August             2.20 cents
September          2.20 cents
October            2.20 cents
November           2.20 cents
December           2.20 cents
January            2.20 cents
February           2.20 cents
March              2.20 cents
April              2.20 cents
May                2.20 cents
Total             26.40 cents


Past performance is not predictive of future results.

Although we expect market volatility in the short term, we have always maintained a long-term perspective in managing Franklin's AGE High Income Fund, and we encourage shareholders to do the same. Class I shares, for example, provided an average annual total return of +10.49% over the past five years, as shown in the table on page 13.

The graph on the following page compares the total return performance of Franklin's AGE High Income Fund's Class I shares with the CS First Boston High Yield (FBHY) Index for the 10-year period ended May 31, 1997. The FBHY Index includes more than 700 high yield corporate securities rated split-BBB and lower by Standard & Poor's(R) bond rating service.

As you can see, the fund's performance closely tracks that of the index. Of course, comparing a mutual fund with an unmanaged index is never an apples-to-apples comparison. Indices such as the FBHY Index do not reflect management fees to cover the salaries of security analysts or portfolio managers, nor do they include the impact of commissions or market spreads to buy and sell bonds. Performance figures reported by a professionally managed mutual fund, however, include the maximum sales charges, all fund expenses and account fees. Unlike indices, mutual funds are never fully invested because they must have cash on hand to redeem shares. If operating expenses of a professionally managed fund, such as Franklin's AGE High Income Fund, had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measurement of performance and cannot be invested in directly.

Past performance is not predictive of future results.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Includes the maximum 4.25% initial sales charge and all fund expenses and account fees. It also assumes reinvestment of dividends and capital gains at net asset value. The CS First Boston High Yield Index is unmanaged and includes reinvested dividends.


Class I
Periods ended 5/31/97

                                      Since
                                    Inception
                          1-Year    5-Year   10-Year  (12/31/69)
Cumulative Total Return1  14.09%    71.96%  161.50%    934.05%
Average Annual
Total Return2              9.38%    10.49%    9.61%      8.72%
Value of $10,000
Investment3              $10,938   $16,470  $25,031    $98,928
Distribution Rate4             8.71%
30-Day Standardized Yield5     8.45%
               5/31/93   5/31/94   5/31/95    5/31/96   5/31/97
One-Year
Total Return6  13.76%     5.56%    13.34%     10.75%    14.09%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charge.

4. Distribution rate is based on an annualization of May's 2.20 cent per share monthly dividend and the maximum offering price of $3.03 on May 31, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1997. The fund's high distribution rate and yield reflect the higher credit risk associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

6. One-year total returns represent the change in value of an investment over the periods ended on the specified dates and do not include the sales charge.

Note: Prior to July 1, 1994, the fund's Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return figures assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

Class II

Franklin's AGE High Income Fund's Class II share price, as measured by net asset value, increased 11.0 cents, from $2.79 on May 31, 1996, to $2.90 on May 31, 1997. Your fund met its investment objective of providing high, current income to shareholders. For the 12-month period ended May 31, 1997, the fund paid income distributions totaling 24.75 cents ($0.2475) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future trends.

Based on an annualization of May's monthly dividend of 2.03 cents ($0.0203) per share and the offering price of $2.93 on May 31, 1997, your fund's distribution rate was 8.31%.

Your fund posted a total return of +13.41% for the 12-month period ended May 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of dividends, and does not include the sales charges. While we expect market volatility in the short term, we have always maintained a long-term perspective in managing Franklin's AGE High Income Fund, and we encourage shareholders to do the same.


Class II
Dividend Distributions

(6/1/96 - 5/31/97)

                   Dividend
Month              per Share
June               2.06 cents
July               2.07 cents
August             2.07 cents
September          2.07 cents
October            2.07 cents
November           2.07 cents
December           2.07 cents
January            2.06 cents
February           2.06 cents
March              2.06 cents
April              2.06 cents
May                2.03 cents
Total             24.75 cents

Past performance is not predictive of future results.

The graph on the following page compares the total return performance of Franklin's AGE High Income Fund's Class II shares since inception with the CS First Boston High Yield (FBHY) Index. The FBHY Index includes more than 700 high yield corporate securities rated split-BBB and lower by Standard & Poor's(R) bond rating service.

As you can see, the fund's performance closely tracks that of the index. Of course, comparing a mutual fund with an unmanaged index is never an apples-to-apples comparison. Indices such as the FBHY Index do not reflect management fees to cover the salaries of security analysts or portfolio managers, nor do they include the impact of commissions or market spreads to buy and sell bonds. Performance figures reported by a professionally managed mutual fund, however, include the maximum sales charges, all fund expenses and account fees. Unlike indices, mutual funds are never fully invested because they must have cash on hand to redeem shares. If operating expenses of a professionally managed fund, such as Franklin's AGE High Income Fund, had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measurement of performance and cannot be invested in directly.


Past performance is not predictive of future results.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


*Includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment, as well as all fund expenses and account fees. It also assumes reinvestment of dividends and capital gains at net asset value. The CS First Boston High Yield Index is unmanaged and includes reinvested dividends. The total value on May 31, 1997, reflects the CDSC, assuming the account is liquidated on that date. Purchasers who remain in the account for longer than 18 months will not be assessed a CDSC; thus actual total return may be higher.


Past performance is not predictive of future results.

Class II
Periods ended 5/31/97

                                                         Since
                                                        Inception
                                              1-Year   (5/16/95)
Cumulative Total Return1                      13.41%    25.28%
Average Annual Total Return2                  11.22%    11.08%
Value of $10,000 Investment3                  $11,122   $12,393
Distribution Rate4                      8.31%
30-Day Standardized Yield5              8.19%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and include the 1.00% initial sales charge and 1.00% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of purchase. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charges.

4. Distribution rate is based on an annualization of May's 2.03 cent per share monthly dividend and the offering price of $2.93 on May 31, 1997.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1997. The fund's high distribution rate and yield reflect the higher credit risk associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

Advisor Class

Franklin's AGE High Income Fund's Advisor Class share price, as measured by net asset value, was $2.90 on May 31, 1997, the same as on January 2, 1997, the day these shares became available. During the five-month period, your fund paid income distributions totaling 11.12 cents ($0.1112) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of May's monthly dividend of 2.23 cents ($0.0223) per share and the fund's share price of $2.90 on May 31, 1997, your fund's distribution rate was 9.23%.

For the five-month period ended May 31, 1997, your fund posted a cumulative total return of +3.94%. Aggregate total return measures the change in value of an investment over the specified periods, and assumes reinvestment of dividends and capital gains.


Advisor Class
Dividend Distributions

1/2/97 - 5/31/97

                   Dividend
Month              per Share
January            2.20 cents
February           2.23 cents
March              2.24 cents
April              2.22 cents
May                2.23 cents
Total             11.12 cents

Advisor Class
Period ended 5/31/97

                                                         Since
                                                       Inception
                                                       (1/2/97)
Aggregate Total Return1                                  3.94%
Distribution Rate2                                9.23%
30-Day Standardized Yield3                        8.91%

1. Aggregate total return measures the change in value of an investment over the period indicated. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

2. Distribution rate for Advisor Class is based on an annualization of the current 2.23 cent per share monthly dividend and share price of $2.90 on May 31, 1997.

3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1997.

Past performance is not predictive of future results.

GLOSSARY OF TERMS

AVERAGE ANNUAL TOTAL RETURN: Represents the average annual change in value of an investment over the stated periods, including reinvestment of dividends and any capital gains at net asset value. Unless otherwise noted, figures provided in this report also include sales charges.

CUMULATIVE TOTAL RETURN: Represents the change in value of an investment over the stated periods, and includes reinvestment of dividends and any capital gains at net asset value. Unless otherwise noted, figures provided in this report do not include sales charges.

CS FIRST BOSTON HIGH YIELD INDEX: An unmanaged, trader-priced portfolio constructed to mirror the public high-yield debt market and revised weekly.

DEFAULT: Failure of a debtor to make timely payment of interest and principal as they become due, or to meet some other provision of a bond indenture. In the event of default, bondholders may make claims against the assets of the issuer in order to recoup their principal.

HIGH-YIELD BOND: A bond rated BB or lower, typically issued by companies without long track records of sales and earnings, or by those with questionable credit strength. Because such bonds lack the security features of investment-grade bonds, they offer investors higher yields to compensate for the added credit risk.

INVESTMENT-GRADE BOND: A bond with a rating of AAA to BBB-, usually within the top four rating categories assigned to bonds.

CORPORATE BOND RATINGS

Standard & Poor's(R) (S&P(R))
AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differs from AAA-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds with these ratings are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse condition.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Statement of Investments in Securities and Net Assets, May 31, 1997



         FACE                                                                                       VALUE
        AMOUNT                                                                                     (NOTE1)
                a,d Bonds 79.7%
                    Automotive 0.7%
   $ 9,000,000      Collins & Aikman Products, senior sub. notes, 11.50%, 04/15/06 ................   $  10,125,000
    19,050,000  c   Harvard Industries, Inc., senior notes, 12.00%, 07/15/04 ......................       6,572,250
     9,900,000  c   Harvard Industries, Inc., senior notes, 11.125%, 8/01/05 ......................       3,415,500
                                                                                                      -------------
                                                                                                          20,112,750
                                                                                                      -------------
                    Broadcasting   5.0%
     7,000,000      Benedek Broadcasting, senior notes, 11.875%, 03/01/05 .........................       7,735,000
    24,500,000      Benedek Communications, senior disc. notes, zero coupon to
                     05/15/01, (original accretion rate 13.25%),  13.25% thereafter, 05/15/06 .....      13,965,000
    17,500,000      EZ Communications, Inc., senior sub. notes, 9.75%, 12/01/05 ...................      18,375,000
     7,100,000      Granite Broadcasting Corp., senior sub. notes, Series A, 10.375%, 05/15/05 ....       7,277,500
     6,400,000      Jacor Communications Co., company guaranteed senior sub. notes, 9.75%, 12/15/06       6,688,000
    19,000,000      SCI Television, Inc., senior secured notes, 11.00%, 06/30/05 ..................      20,163,750
    19,200,000      SFX Broadcasting, Inc., senior sub. notes, 10.75%, 05/15/06 ...................      20,496,000
    14,400,000      Sinclair Broadcasting Group, senior sub. notes, 10.00%, 09/30/05 ..............      15,156,000
    16,400,000      Sullivan Broadcast Holdings, deb., 13.25%, 12/15/06 ...........................      19,844,000
     9,500,000      Turner Broadcasting Systems, Inc., senior deb., 8.40%, 02/01/24 ...............       9,113,777
                                                                                                      -------------
                                                                                                        138,814,027
                                                                                                      -------------
                    Cable Television 6.4%
    29,000,000      Bell Cablemedia, Plc., senior disc. notes, zero coupon to 07/15/99,
                     (original accretion rate 11.95%), 11.95%  thereafter, 07/15/04 ...............      25,955,000
    20,000,000      Cablevision Systems Corp., senior sub. deb., 10.50%, 05/15/16 .................      21,050,000
     5,000,000      Cablevision Systems Corp., senior sub. deb., 9.875%, 04/01/23 .................       4,925,000
    15,000,000      Comcast Corp., senior sub. deb., 9.50%, 01/15/08 ..............................      15,562,500
     3,000,000      Continental Cablevision, Inc., senior deb., 8.875%, 09/15/05 ..................       3,271,731
     8,500,000      Continental Cablevision, Inc., senior deb., 9.50%, 08/01/13 ...................       9,567,404
    13,000,000      Continental Cablevision, Inc., senior sub. deb., 11.00%, 06/01/07 .............      14,631,369
     5,800,000      Continental Cablevision, Inc., senior sub. deb., 9.00%, 09/01/08 ..............       6,431,945
    18,850,000      Diamond Cable Communications Corp., senior disc. notes, zero coupon to 12/15/99, (original accretion rate
                     11.75%), 11.75% thereafter, 12/15/05 .........................................      12,912,250
     7,850,000  b   Diamond Cable Plc., senior disc. notes, zero coupon to 02/15/02,
                     (original accretion rate 10.75%), 10.75%
                     thereafter, 2/15/07 ..........................................................       4,611,875
    10,000,000      Helicon Group L.P. Corp., S.F., senior secured notes, 9.00%
                     coupon to 11/1/96, 11.00% thereafter,
                     11/01/03 .....................................................................      10,325,000
     5,000,000      Rogers Cablesystems, Inc., senior secured deb., 10.125%, 09/01/12 .............       5,187,500
     6,930,000      Scott Cable Communications, Inc., junior sub. notes, PIK, 15.00%, 03/18/02 ....       4,227,300
       817,441      Scott Cable Communications, Inc., junior sub. notes, PIK, 16.00%, 07/18/02 ....         204,360
    20,000,000      Tele-Communications, Inc., senior deb., 9.80%, 02/01/12 .......................      22,023,938
    13,000,000      Telewest Plc., deb., zero coupon to 10/01/00, (original accretion rate 11.00%),
                     11.00% thereafter, 10/01/07 ..................................................       9,132,500
    35,000,000      Wireless One Inc., senior disc. notes, zero coupon to 8/01/01,
                     (original accretion rate 13.50%), 13.50%
                     thereafter, 8/01/06 ..........................................................       9,625,000
                                                                                                      -------------
                                                                                                        179,644,672
                                                                                                      -------------

                    Chemicals 1.8%
$   18,750,000      Harris Chemical North America, Inc., senior secured disc. notes, zero coupon to 01/15/96, (original accretion
                     rate 10.25%), 10.25% thereafter, 07/15/01 ....................................    $ 19,875,000
     3,400,000      IMC Fertilizer Group, Inc., senior deb., 9.45%, 12/15/11 ......................       3,943,065
    15,000,000      Terra Industries, Inc., senior notes, Series B, 10.50%, 06/15/05 ..............      16,331,250
     4,850,000      UCC Investors, senior sub. notes, 11.00%, 05/01/03 ............................       5,286,500
     6,000,000      UCC Investors, sub. notes, zero coupon to 05/01/98, (original accretion rate 12.00%),
                     12.00% thereafter,  05/01/05 .................................................       5,520,000
                                                                                                      -------------
                                                                                                         50,955,815
                                                                                                      -------------
                    Consumer Goods 2.8%
    17,000,000      Coleman Holdings, Inc., senior secured disc. notes, (original accretion rate 10.875%),
                     0.00%, 05/27/98 ..............................................................      15,788,750
     3,600,000      Herff Jones, Inc., senior sub. notes, 11.00%, 08/15/05 ........................       3,870,000
     6,500,000      Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 .............       6,402,500
    15,000,000      Revlon Consumer Products Corp., senior sub. notes, 10.50%, 02/15/03 ...........      15,975,000
     4,900,000      Revlon Worldwide Corp., senior secured disc. notes, (original accretion rate 12.00%),
                     0.00%, 03/15/98 ..............................................................       4,667,250
    20,000,000      RJR Nabisco, Inc., senior notes, 9.25%, 08/15/13 ..............................      20,325,000
     9,600,000      Sealy Corp., senior sub. notes, 10.25%, 05/01/03 ..............................       9,972,000
                                                                                                      -------------
                                                                                                         77,000,500
                                                                                                      -------------
                    Containers & Packaging 3.7%
    23,700,000  b   Anchor Glass, first mortgage, 11.25%, 04/01/05 ................................      25,122,000
    12,000,000      Container Corp. of America, senior notes, Series A, 9.75%, 04/01/03 ...........      12,660,000
     9,000,000      Container Corp. of America, senior notes, Series A, 11.25%, 05/01/04 ..........       9,810,000
    23,700,000      Four M Corp., senior notes, 12.00%, 06/01/06 ..................................      24,055,500
    12,000,000      Owens Illinois, Inc., senior sub. notes, 9.75%, 08/15/04 ......................      12,645,000
     6,250,000      Radnor Holdings, senior notes, 10.00%, 12/01/03 ...............................       6,375,000
    13,400,000      Riverwood International Corp., senior notes, 10.25%, 04/01/06 .................      13,333,000
                                                                                                      -------------
                                                                                                        104,000,500
                                                                                                      -------------
                    Energy 3.4%
    22,000,000      Abraxas Petroleum Corp., senior notes, 11.50%, 11/01/04 .......................      23,815,000
     5,000,000      Bellwether Exploration, senior sub. notes, 10.875%, 04/01/07 ..................       5,312,500
    12,000,000      Clark USA, Inc., senior notes, 10.875%, 12/01/05 ..............................      12,615,000
     6,750,000      Energy Ventures, senior notes, 10.25%, 03/15/04 ...............................       7,281,563
     9,400,000      Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 ..........................       9,635,000
    17,000,000      Gulf Canada Resources, Ltd., senior sub. notes, 9.25%, 01/15/04 ...............      17,850,000
     4,300,000      Mesa Operating Co., 11.625%, 07/01/06 .........................................       3,246,500
     8,600,000      Nuevo Energy Co., senior sub. notes, 9.50%, 04/15/06 ..........................       9,008,500
     6,600,000      Pride Petroleum Services, Inc., senior notes, 9.375%, 05/01/07 ................       6,880,500
                                                                                                      -------------
                                                                                                         95,644,563
                                                                                                      -------------
                    Financial Services 0.3%
     6,870,000      Homeside Finance, Inc., senior notes, 11.25%, 05/15/03 ........................       7,900,500
                                                                                                      -------------
                    Food & Beverages 3.3%
     3,100,000      Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ................       3,394,500
     2,500,000      Darling-Delaware Co., Inc., S.F., senior sub. notes, 11.00%, 07/15/00 .........       2,481,250
                    Food & Beverages (cont.)
$    2,800,000      Delta Beverage Group, senior notes, 9.75%, 12/15/03 ...........................    $  2,908,500
     1,540,000      Dr Pepper Bottling Co. of Texas, senior notes, 10.25%, 02/15/00 ...............       1,601,600
     2,000,000      Dr Pepper Bottling Holdings, S.F., senior disc. notes, zero coupon to 02/15/98,
                     (original accretion rate  11.625%), 11.625% thereafter, 02/15/03 .............       1,980,000
    11,200,000      International Home Foods, senior sub notes, 10.375%, 11/01/06 .................      11,536,000
     4,567,000      Parmalat Finanziaria S.P.A., senior sub. notes, 1.00%, 11/19/26 ...............         685,050
    14,225,000      PMI Acquisition Corp., senior sub. notes, 10.25%, 09/01/03 ....................      14,900,688
    14,000,000      RC/Arbys Corp., senior secured notes, 9.75%, 08/01/00 .........................      14,140,000
    19,000,000      Specialty Foods Corp., senior notes, Series B, 10.25%, 08/15/01 ...............      18,525,000
    19,000,000      Texas Bottling Group, Inc., senior sub. notes, 9.00%, 11/15/03 ................      19,475,000
                                                                                                      -------------
                                                                                                         91,627,588
                                                                                                      -------------
                    Food Retailing 4.6%
    12,500,000      Bruno's, Inc., senior sub. notes, 10.50%, 08/01/05 ............................      13,093,750
     5,950,000      Dominick's Finer Foods, senior sub. deb., 10.875%, 05/01/05 ...................       6,634,250
     8,900,000      Grand Union Co., senior notes, 12.00%, 09/01/04 ...............................       7,075,500
    11,600,000      P & C Food Markets, Inc., senior sub. notes, 11.50%, 10/15/01 .................      10,266,000
    14,000,000      Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03 ....................      13,370,000
    10,000,000      Pathmark Stores, Inc., S.F., sub. notes, 11.625%, 06/15/02 ....................      10,000,000
     5,000,000      Penn Traffic Co., senior notes, 8.625%, 12/15/03 ..............................       4,087,500
    10,000,000      Penn Traffic Co., senior notes, 10.375%, 10/01/04 .............................       8,650,000
     9,500,000      Pueblo Xtra International, senior notes, 9.50%, 08/01/03 ......................       9,191,250
     5,000,000  b   Pueblo Xtra International, senior notes, 9.50%, 08/01/03 ......................       4,806,250
    19,250,000      Ralphs Grocery Co., senior notes, 10.45%, 06/15/04 ............................      21,150,938
    16,800,000      Smith's Food & Drug Centers, Inc., senior sub. notes, 11.25%, 05/15/07 ........      19,719,000
                                                                                                      -------------
                                                                                                        128,044,438
                                                                                                      -------------
                    Forest & Paper Products 5.0%
    15,000,000      APP International Finance, company guaranteed, 11.75%, 10/01/05 ...............      16,181,998
     7,442,201      Fort Howard Corp., S.F., pass through trust, 11.00%, 01/02/02 .................       8,409,688
    27,900,000      Rapp International Finance Co., company guaranteed, 13.25%, 12/15/05 ..........      29,853,000
     8,000,000      Repap New Brunswick, FRN, senior notes, 9.125%, 07/15/00 ......................       7,920,000
    10,000,000      Repap New Brunswick, senior notes, first priority, 9.875%, 07/15/00 ...........      10,050,000
    12,900,000      Repap New Brunswick, senior notes, second priority, 10.625%, 04/15/05 .........      12,190,500
    11,300,000      S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04 ..........................      12,641,875
    20,000,000      Tembec Finance Corp., senior notes, 9.875%, 09/30/05 ..........................      20,500,000
    18,900,000      Tjiwi Kimia International, company guaranteed senior notes, 13.25%, 08/01/01 ..      21,357,000
                                                                                                      -------------
                                                                                                        139,104,061
                                                                                                      -------------
                    Gaming & Leisure 3.3%
    16,400,000      AMF Group, Inc., senior disc. notes, zero coupon to 03/15/01,
                     (original accretion rate 12.25%), 12.25%
                     thereafter, 03/15/06 .........................................................      11,480,000
    19,900,000      Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ..............................      22,760,625
     4,750,000      Players International, Inc., senior notes, 10.875, 04/15/05 ...................       4,963,750
    17,000,000      Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ...........................      19,890,000

                    Gaming & Leisure (cont.)
$   22,000,000      Six Flags Theme Parks, senior sub. notes, zero coupon to 06/15/98,
                     (original accretion rate 12.25%), 12.25%
                     thereafter, 06/15/05 .........................................................   $  22,385,000
    12,000,000      Trump Atlantic City, first mortgage, 11.25%, 05/01/06 .........................      11,835,000
                                                                                                         93,314,375
                    Healthcare 2.6%
    14,830,000      Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ..............      15,423,200
     9,000,000      Merit Behavioral Care, senior sub. notes, 11.50%, 11/15/05 ....................       9,855,000
     9,000,000      Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98,
                    9.625% thereafter, 12/15/03....................................................       8,640,000
     3,400,000      Tenet Healthcare Corp., senior notes, 9.625%, 09/01/02 ........................       3,646,500
     4,000,000      Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03 ........................       4,140,000
    12,300,000      Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 ..................      13,437,750
    17,800,000      Tenet Healthcare Corp., senior sub. notes, 8.625%, 01/15/07 ...................      17,978,000
                                                                                                      -------------
                                                                                                         73,120,450
                                                                                                      -------------
                    Industrial 4.8%
    32,000,000  b   Allied Waste Industries, senior disc. notes, zero coupon to 06/01/02,
                     (original accretion rate 11.30%),
                     11.30% thereafter, 06/01/07 ..................................................      19,480,000
    17,200,000  b   Allied Waste North America, Inc., senior sub. notes, 10.25%, 12/01/06 .........      18,328,750
    22,850,000      American Standard, Inc., S.F., senior sub. deb., zero coupon to 06/01/98,
                     (original accretion rate 10.50%),
                     10.50% thereafter, 06/01/05 ..................................................      22,421,563
    15,150,000      Goss Graphic Systems, Inc., senior sub. notes, 12.00%, 10/15/06 ...............      16,589,250
    12,600,000      Inter-City Products Corp., senior secured notes, 9.75%, 03/01/00 ..............      12,899,250
     9,400,000      Intertek Finance Plc., senior sub. notes, 10.25%, 11/01/06 ....................       9,729,000
     2,600,000      Newport News Shipbuilding, senior notes, 8.625%, 12/01/06 .....................       2,668,250
     5,100,000      Newport News Shipbuilding, senior sub. notes, 9.25%, 12/01/06 .................       5,297,625
    10,376,000      Thermadyne Industries, Inc., senior sub. notes, 10.25%, 5/01/02 ...............      10,479,760
    14,387,000      Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 .....................      14,818,610
                                                                                                      -------------
                                                                                                        132,712,058
                                                                                                      -------------
                    Lodging  2.9%
    20,000,000      HMH Properties, Inc., senior notes, 9.50%, 05/15/05 ...........................      20,800,000
    20,000,000      John Q. Hammons Hotels, Inc., first mortgage, 8.875%, 02/15/04 ................      20,150,000
     4,500,000      John Q. Hammons Hotels, Inc., first mortgage, 9.75%, 10/01/05 .................       4,635,000
    23,200,000      Prime Hospitality, senior sub. notes, 9.75%, 04/01/07 .........................      24,128,000
    10,000,000      Red Roof Inns, Inc., senior notes, 9.625%, 12/15/03 ...........................      10,250,000
                                                                                                      -------------
                                                                                                         79,963,000
                                                                                                      -------------
                    Media 2.8%
    12,000,000      Ackerley Communications, Inc., senior secured notes, Series B, 10.75%, 10/01/03      12,840,000
     8,700,000      American Media Operation, senior sub. notes, 11.625%, 11/15/04 ................       9,396,000
     6,400,000      Hollinger International Publishing, Inc., 9.25%, 02/01/06 .....................       6,464,000
    12,800,000      Hollinger International Publishing, Inc., company guaranteed
                    senior sub. notes, 9.25%, 03/15/07 ............................................      12,928,000
    20,000,000      Lamar Advertising Co., senior sub. notes, 9.625%, 12/01/06 ....................      20,350,000
    18,000,000      PanAmSat Capital Corp., L.P., S.F., senior sub. disc. notes, zero coupon to 08/01/98, (original accretion rate
                     11.375%), 11.375% thereafter, 08/01/03 .......................................      17,392,500
                                                                                                      -------------
                                                                                                         79,370,500
                                                                                                      -------------
                    Metals & Mining 4.9%
  $ 23,400,000      Acme Metals, Inc., senior secured disc. notes, zero coupon to 08/01/97,
                    (original accretion rate 13.50%), 13.50% thereafter, 08/01/04 .................  $   25,623,000
    20,000,000      AK Steel Corp., senior notes, 10.75%, 04/01/04 ................................      21,800,000
    13,400,000      AK Steel Corp., senior notes, 9.125%, 12/15/06 ................................      13,869,000
    18,000,000      Algoma Steel, Inc., first mortgage, 12.375%, 07/15/05 .........................      20,430,000
    17,000,000      Envirosource, Inc., senior notes, 9.75%, 06/15/03 .............................      16,575,000
    27,800,000      Gulf States Steel, first mortgage, 13.50%, 04/15/03 ...........................      27,105,000
     6,100,000  b   Neenah Corp., senior sub. notes, 11.125%, 05/01/07 ............................       6,466,000
     3,090,000      Ucar Global Enterprises, Inc., senior sub. notes, 12.00%, 01/15/05 ............       3,514,875
                                                                                                      -------------
                                                                                                        135,382,875
                                                                                                      -------------
                    Restaurants 1.5%
    10,850,000      Family Restaurants, Inc., senior notes, 9.75%, 02/01/02 .......................       8,625,750
     2,000,000      Flagstar Corp., senior notes, 10.75%, 09/15/01 ................................       1,995,000
    11,000,000      Flagstar Corp., senior notes, 10.875%, 12/01/02 ...............................      10,945,000
    13,614,000  c   Flagstar Corp., S.F., senior sub. deb., 11.25%, 11/01/04 ......................       5,854,020
     5,900,000      Foodmaker, Inc., senior notes, 9.25%, 03/01/99 ................................       6,062,250
     8,400,000      Foodmaker, Inc., senior sub. notes, 9.75%, 06/01/02 ...........................       8,568,000
                                                                                                      -------------
                                                                                                         42,050,020
                                                                                                      -------------
                    Technology & Information Systems 1.4%
    10,000,000      ADT Operations, senior sub. notes, 9.25%, 08/01/03 ............................      10,637,500
     5,000,000      Amphenol Corp., senior sub. notes, 9.875%, 05/15/07 ...........................       5,125,000
     7,500,000      Bell & Howell Co., senior deb., zero coupon to 03/01/00,
                     (original accretion rate 11.50%), 11.50% thereafter,  03/01/05 ...............       6,075,000
     3,550,000      Bell & Howell Co., senior notes, 9.25%, 07/15/00 ..............................       3,674,250
     6,500,000      Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 ........................       6,857,500
     7,300,000      Celestica International, Inc., senior sub. notes, 10.50%, 12/31/06 ............       7,774,500
                                                                                                      -------------
                                                                                                         40,143,750
                                                                                                      -------------
                    Telecommunication 2.1%
    26,000,000      Advanced Radio Telecom, units, 14.00%, 02/15/07 ...............................      27,300,000
    29,000,000      IntelCom Group, Inc., senior disc. notes, zero coupon to 05/01/01,
                     (original accretion rate 12.50%),
                     12.50% thereafter, 05/01/06 ..................................................      18,850,000
    17,000,000      MFS Communications Co., Inc., senior disc. notes, zero coupon to 01/15/01,
                     (original accretion rate 8.875%),  8.875% thereafter, 01/15/06 ...............      13,238,750
                                                                                                      -------------
                                                                                                         59,388,750
                                                                                                      -------------
                    Textiles & Apparel 0.9%
    15,000,000      Hartmarx Corp., senior sub. notes, 10.875%, 01/15/02 ..........................      15,450,000
    10,000,000      WestPoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 ...................      10,400,000
                                                                                                      -------------
                                                                                                         25,850,000
                                                                                                      -------------
                    Transportation 3.9%
     9,000,000      Delta Air Lines, Inc., S.F., pass-through equipment trust, 10.06%, 01/02/16 ...      10,642,283
    15,000,000      Delta Air Lines, Inc., S.F., pass-through equipment trust, 10.50%, 04/30/16 ...      18,288,810
    19,000,000      Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04 ........................      20,995,000
                    Transportation (cont.)
$    4,900,000      Howmet Corp., senior sub. notes, 10.00%, 12/01/03 .............................    $  5,243,000
     5,400,000  b   L-3 Communications Corp., senior sub. notes, 10.375%, 05/01/07 ................       5,683,500
    25,000,000      Sea Containers Ltd., senior notes, 10.50%, 07/01/03 ...........................      25,750,000
    20,422,000      United Airlines, S.F., pass-through equipment trust, Series B-2, 9.06%, 09/26/14     21,616,718
                                                                                                      -------------
                                                                                                        108,219,311
                                                                                                      -------------
                    Utilities 2.0%
     4,400,000      AES China Generating Co., 10.125%, 12/15/06 ...................................       4,664,000
    17,500,000      California Energy, senior notes, zero coupon to 01/15/97,
                     (original accretion rate 10.25%), 10.25%
                     thereafter, 01/15/04 .........................................................      18,921,875
    12,900,000      El Paso Electric Co., first mortgage, 9.40%, 05/01/11 .........................      13,738,500
     4,500,000      Midland Funding II, S.F., senior lease obligation, Series A, 11.75%, 07/23/05 .       5,180,625
    11,500,000      Midland Funding II, S.F., senior lease obligation, Series B, 13.25%, 07/23/06 .      14,015,625
                                                                                                      -------------
                                                                                                         56,520,625
                                                                                                      -------------
                    Wireless Communication 9.6%
    33,450,000      Arch Communications Group, Inc., senior disc. notes, zero coupon to 03/15/01,
                     (original accretion rate  10.875%), 10.875% thereafter, 03/15/08 .............      17,561,250
    25,600,000  b   Comcast Cellular, senior notes, 9.50%, 05/01/07 ...............................      25,664,000
    27,250,000      Dial Call Communications, units, senior disc. notes,
                     zero coupon to 04/15/99, (original accretion rate 12.25%), 12.25%
                      thereafter, 04/15/04.........................................................      22,004,375
    36,400,000      International Wireless Communication, units, senior disc. notes, zero coupon to 08/15/01, (original  accretion rate 14.00%), 14.00%
                     thereafter, 08/15/01..........................................................      19,474,000
    28,500,000  b   McCaw International, Ltd., units, 13.00%, 04/15/07 ............................      14,036,250
    22,300,000      Millicom International Cellular, S.A., senior disc. notes, zero coupon to
                     06/01/00, (original accretion rate  13.50%), 13.50% thereafter, 06/01/06 .....      16,334,750
    15,000,000      Nextel Communications, senior disc. notes, (original accretion rate 9.75%),
                     0.00%, 08/15/04...............................................................      11,362,500
    38,165,000      Occidente Y Caribe Celular, units, zero coupon to 03/15/01
                     (original accretion rate 14.00%), 14.00%  thereafter, 03/15/04 ...............      26,715,500
    35,300,000      Orion Network Systems, units, zero coupon to 01/15/02
                     (original accretion rate 12.50%), 12.50% thereafter,  1/15/07 ................      20,562,250
    17,000,000      Paging Network, Inc., senior sub. notes, 10.125%, 08/01/07 ....................      16,192,500
    14,800,000      Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08 .....................      13,986,000
    30,000,000      Rogers Cantel Mobile Communications, Inc., senior secured deb., 9.75%, 06/01/16      31,200,000
    23,200,000      Sprint Spectrum L.P., senior disc. notes, zero coupon to 08/01/01,
                     (original accretion rate 12.50%), 12.50%  thereafter, 08/15/06 ...............      16,472,000
    18,530,000      Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 .........................      18,460,513
                                                                                                      -------------
                                                                                                        270,025,888
                                                                                                      -------------
                          Total Bonds (Cost $2,153,267,193)........................................   2,228,911,016
                                                                                                      -------------
                    Foreign Currency Notes   0.7%
                    South Africa
   108,800,000  f   ESCOM, E168, utility deb., 11.00%, 06/01/08 (Cost $25,526,744).................      19,044,566
                                                                                                      -------------

                    Common Stocks   1.9%
       741,331  a,d Bucyrus-Erie Co. ..............................................................    $  6,857,312
       168,149  a   Darling Delaware Co. ..........................................................       4,266,781
        39,757  a   Penn Traffic Co. ..............................................................         293,208
     2,291,953  a,d Price Communications Corp. ....................................................      17,762,636
       510,000      RJR Nabisco Holdings Corp. ....................................................      16,511,250
        45,177  a,b Smith's Food & Drug Centers, Inc...............................................       2,134,613
        97,500  a,b Specialty Food Corp. ..........................................................          24,375
       262,400  a   Sullivan Broadcast Holdings....................................................       2,558,400
        38,615  a   Thermadyne Holdings Corp. .....................................................       1,076,393
       189,505  a   Walters Industries, Inc., Class A..............................................       2,700,446
                                                                                                      -------------
                          Total Common Stocks (Cost $79,423,075)...................................      54,185,414
                                                                                                      -------------
                    Preferred Stocks 5.0%
    24,700,000  b   Asia Pulp & Paper Co., Ltd., 12.00% pfd. ......................................      24,761,750
       202,597      Cablevision System Corp., 11.125% pfd., Series L...............................      19,297,364
       199,000      California Federal Bank, 11.50% pfd............................................      22,362,625
        13,100      Fresenius Medical Care, A.G., 9.00% pfd. ......................................      13,394,750
        12,699      PanAmSat Corp., L.P., 12.75%, pfd., PIK........................................      15,334,043
       147,000  b   Sinclair Capital , 11.625% pfd.................................................      15,582,000
        25,696      Time Warner, Inc., 10.25% pfd..................................................      28,458,320
                                                                                                      -------------
                          Total Preferred Stocks (Cost $129,200,319)...............................     139,190,852
                                                                                                      -------------
                    Partnership Units 0.2%
       415,000      Freeport-McMoRan Resource Partners, Ltd., depository units (Cost $4,469,132)...       6,225,000
                                                                                                      -------------
                    Warrants & Rights 0.1%
         8,030  a   Foodmaker, Inc.................................................................         314,856
       232,762  a   Gaylord Container Corp. .......................................................       1,876,644
        16,789  a   Grand Union Co., Series 1......................................................           3,358
        33,578  a   Grand Union Co., Series 2 .....................................................             672
        27,800  a   Gulf States Steel .............................................................         143,170
        36,400  a   International Wireless Communication Holding...................................             364
         5,896  a   Kendall International, Inc., rights............................................         881,133
        27,250  a   Nextel Communications, Inc.....................................................             273
       152,660  a,b Occidente Y Caribe Celular.....................................................         763,296
        35,000  a   Wireless One, Inc..............................................................             350
                                                                                                      -------------
                          Total Warrants & Rights (Cost $2,476,784)................................       3,984,116
                                                                                                      -------------
                    Total Common Stocks, Preferred Stocks, Partnership Units,
                           and Warrants & Rights (Cost $215,569,310)...............................     203,585,382
                                                                                                      -------------
                          Total Long Term Investments (Cost $2,394,363,247)........................   2,451,540,964
                                                                                                      -------------

                e   Receivables from Repurchase Agreements 10.4%

$289,122,273    Joint Repurchase Agreement, 5.518%, 06/02/97 (Maturity Value $289,628,788) (Cost $289,495,680)
                      B.A. Securities, Inc., (Maturity Value $23,087,026)
                       Collateral: U.S. Treasury Notes, 5.75% - 5.875%, 10/31/98 - 11/30/01
                      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $20,503,209)
                       Collateral: U.S. Treasury Notes, 5.875% - 9.25%, 08/15/98 - 10/31/01
                      Bear, Stearns & Co., Inc., (Maturity Value $27,337,617)
                       Collateral: U.S. Treasury Notes, 5.625% - 6.875%, 06/30/98 - 03/31/02
                      CIBC Wood Gundy Securities Corp., (Maturity Value $27,337,617)
                       Collateral: U.S. Treasury Notes, 5.00% - 9.25%, 06/30/98 - 02/15/99
                      Daiwa Securities America, Inc., (Maturity Value $27,337,617)
                       Collateral: U.S. Treasury Notes, 5.50% - 6.75%, 07/31/98 - 08/31/01
                      Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $27,337,617)
                       Collateral: U.S. Treasury Notes, 5.625% - 7.75%, 01/31/98 - 01/31/00
                      Fuji Securities, Inc., (Maturity Value $27,337,617)
                       Collateral: U.S. Treasury Notes, 5.50% - 8.875%, 11/15/97 - 12/31/00
                      Sanwa Securities (USA) Co., L.P., (Maturity Value $27,337,617)
                       Collateral: U.S. Treasury Bills, 05/28/98
                    U.S. Treasury Notes, 5.25% - 8.875%, 07/31/98 - 04/30/02
                      SBC Warburg, Inc., (Maturity Value $27,337,617)
                       Collateral: U.S. Treasury Notes, 6.75%, 05/31/99
                      The Nikko Securities Co. International, Inc., (Maturity Value $27,337,617)
                       Collateral: U.S. Treasury Notes, 5.125% - 9.125%, 10/31/98 - 05/15/02
                      UBS Securities L.L.C., (Maturity Value $27,337,617)
                       Collateral: U.S. Treasury Notes, 6.00% - 6.75%, 05/31/98 - 10/31/01.........  $  289,495,680
                                                                                                      -------------
                              Total Investments (Cost $2,683,858,927)  98.0%.......................   2,741,036,644
                              Other Assets and Liabilities,  Net  2.0%.............................      55,175,069
                                                                                                      -------------
                              Net Assets 100.0%....................................................  $2,796,211,713
                                                                                                      =============
                    At May 31, 1997, the net unrealized appreciation based on
                     the cost of investments for income tax purposes of
                     $2,683,858,927 was as follows:
                      Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost .......................................  $  147,199,375
                      Aggregate gross unrealized depreciation for all investments in which there
                       was an excess of tax cost over value .......................................     (90,021,658)
                                                                                                      -------------
                      Net unrealized appreciation .................................................   $  57,177,717
                                                                                                      =============
PORTFOLIO ABBREVIATIONS:
FRN  - Floating Rate Notes
L.P.   - Limited Partnership
PIK  -   Payment-in-Kind
S.F  -   Sinking Fund

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cSee Note 6 regarding defaulted securities.
dSee Note 7 regarding holdings of 5% voting securities.
eFace amount for repurchase agreements is for the underlying collateral.
 See Note 1(g) regarding joint repurchase agreement.
fFace amount is stated in foreign currency and value is stated in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements

Statement of Assets and Liabilities
May 31, 1997

Assets:
 Investments in securities, at value (identified cost $2,394,363,247)..................... $2,451,540,964
 Receivables from repurchase agreements, at value and cost................................    289,495,680
 Cash.....................................................................................      4,576,379
 Receivables:
  Dividends and interest..................................................................     52,547,760
  Capital shares sold.....................................................................      4,622,670
                                                                                            -------------

      Total assets........................................................................  2,802,783,453
                                                                                            -------------
Liabilities:
 Payables:
  Distributions to shareholders...........................................................          1,262
  Capital shares repurchased..............................................................        616,238
  Management fees.........................................................................      1,067,966
  Distribution fees.......................................................................        635,347
  Shareholder servicing costs.............................................................        186,500
Other payables to shareholders ...........................................................      3,960,040
Accrued expenses and other liabilities....................................................        104,387
                                                                                            -------------
      Total liabilities...................................................................      6,571,740
                                                                                            -------------
Net assets, at value...................................................................... $2,796,211,713
                                                                                            =============
Net assets consist of:
 Undistributed net investment income......................................................  $  11,174,159
 Net unrealized appreciation on investments...............................................     57,193,419
 Accumulated net realized loss from investments...........................................   (371,236,218)
 Class I capital shares...................................................................  2,947,234,074
 Class II capital shares..................................................................    145,641,464
 Advisor Class capital shares.............................................................      6,204,815
                                                                                            -------------
Net assets, at value...................................................................... $2,796,211,713
                                                                                            =============

Class I shares:
 Net assets, at value..................................................................... $2,638,914,448
                                                                                            =============
 Shares outstanding.......................................................................    910,132,784
                                                                                            =============
 Net asset value per share*...............................................................          $2.90
                                                                                            =============
 Maximum offering price per share (100/95.75 of $2.90)....................................          $3.03
                                                                                            =============
Class II shares:
 Net assets, at value..................................................................... $  151,073,307
                                                                                            =============
 Shares outstanding.......................................................................     52,025,707
                                                                                            =============
 Net asset value per share*...............................................................          $2.90
                                                                                            =============
 Maximum offering price per share (100/99 of $2.90).......................................          $2.93
                                                                                            =============
Advisor Class shares:
 Net assets, at value.....................................................................   $  6,223,958
                                                                                            =============
 Shares outstanding.......................................................................      2,144,853
                                                                                            =============
 Net asset value and offering price per share.............................................          $2.90
                                                                                            =============

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements (continued)

Statement of Operations
for the year ended May 31, 1997

Investment income:
 Dividends.................................................................................   $ 7,873,249
 Interest..................................................................................   241,794,826
                                                                                            -------------
      Total income.........................................................................   249,668,075
                                                                                            -------------
Expenses:
 Management fees (Note 5)..................................................................    11,610,513
 Distribution fees Class I (Note 5)........................................................     2,684,110
 Distribution fees Class II (Note 5).......................................................       574,533
 Shareholder servicing costs (Note 5)......................................................     1,642,354
 Reports to shareholders...................................................................     1,152,758
 Registration and filing fees..............................................................       195,516
 Professional fees.........................................................................        97,241
 Trustees' fees and expenses (Note 5)......................................................        78,094
 Custodian fees............................................................................        41,092
 Other.....................................................................................        66,353
                                                                                           --------------
      Total expenses.......................................................................    18,142,564
                                                                                            -------------
      Net investment income................................................................   231,525,511
                                                                                            -------------
Realized and unrealized gain (loss) from investments and foreign currency:
 Net realized gain (loss) from:
  Investments..............................................................................    12,596,733
  Foreign currency transactions............................................................      (200,075)
 Net unrealized appreciation from:
  Investments..............................................................................    86,619,538
  Translation of assets and liabilities denominated in foreign currency....................       175,850
                                                                                            -------------
Net realized and unrealized gain from investments and foreign currency.....................    99,192,046
                                                                                            -------------
Net increase in net assets resulting from operations.......................................  $330,717,557
                                                                                            =============

The accompanying notes are an integral part of these financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended May 31, 1997 and 1996

                                                                                 1997            1996
                                                                              ----------------------------
Increase (decrease) in net assets:
Operations:
 Net investment income.................................................... $  231,525,511  $  187,342,385
 Net realized gain (loss) from investments
 and foreign currency transactions........................................     12,396,658      (7,697,149)
 Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currency................     86,795,388      28,326,112
                                                                              ----------------------------
      Net increase in net assets resulting from operations................    330,717,557     207,971,348
Distributions to shareholders from:
 Undistributed net investment income:
  Class I.................................................................   (221,817,438)   (192,694,968)
  Class II................................................................     (7,337,363)     (1,595,105)
  Advisor Class...........................................................       (111,931)             --
Increase in net assets from capital share transactions (Note 2)...........    464,958,999     306,555,171
                                                                              ----------------------------
      Net increase in net assets..........................................    566,409,824     320,236,446
Net assets:
 Beginning of period......................................................  2,229,801,889   1,909,565,443
                                                                              ----------------------------
 End of period (including undistributed net investment income of $11,174,159 and $9,115,455, respectively)............................ $2,796,211,713  $2,229,801,889
                                                                              ============================

The accompanying notes are an integral part of these financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is an open-end, diversified management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended. On May 14, 1996, the Board of Trustees of AGE High Income Fund, Inc. approved an Agreement and Plan of Reorganization whereby the Fund would become Delaware business trust. In connection with these changes, the Trust's name was also changed to Franklin High Income Trust. At May 31, 1997, the Trust consisted of one fund, the AGE High Income Fund (the Fund). The Fund seeks to provide a high level of current income while seeking capital appreciation.

The Fund offers three classes of shares, Class I, Class II and Advisor Class. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Advisor Class shares began January 1, 1997.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the investment manager. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available and securities restricted as to resale, are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions - see Note 6. Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade date and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Joint Repurchase Agreements:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At May 31, 1997, all outstanding repurchase agreements held by the Fund had been entered into on May 30, 1997.


2. TRUST SHARES

At May 31, 1997, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in the Fund's shares for the years ended May 31, 1997 and 1996 were as follows:


                                                             1997                           1996
                                                   ------------------------------------------------------
Class I Shares:                                      Shares        Amount           Shares       Amount
                                                   ------------------------------------------------------
 Shares sold                                      293,629,457$ 835,438,509      231,372,319 $ 643,863,590
 Shares issued in reinvestment of distributions    33,179,593   93,767,624       29,097,278    80,632,284
 Shares redeemed                                 (200,712,344)(571,932,509)    (166,521,367) (463,301,557)
                                                   ------------------------------------------------------
      Net increase                                126,096,706$ 357,273,624       93,948,230 $ 261,194,317
                                                   ======================================================
Class II Shares:
 Shares sold                                       40,869,751$ 116,747,378       17,825,471 $  49,705,233
 Shares issued in reinvestment of distributions     1,379,201    3,919,843          273,548       760,988
 Shares redeemed                                   (6,744,056) (19,186,661)      (1,835,828)   (5,105,367)
                                                   ------------------------------------------------------
      Net increase                                 35,504,896$ 101,480,560       16,263,191 $  45,360,854
                                                   ======================================================
Advisor Class*:
 Shares sold                                        2,709,819 $  7,822,829
 Shares issued in reinvestment of distributions        36,816      105,353
 Shares redeemed                                     (601,782)  (1,723,367)
                                                   ---------------------------
      Net increase                                  2,144,853  $ 6,204,815
                                                   ===========================
*For the period January 1, 1997
(effective date of Advisor Class) to May 31, 1997.





3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At May 31, 1997, for tax purposes, the Fund had capital loss carryovers as follows:

Capital loss carryovers expiring in:  1998       $  83,257,163
                                      1999         192,912,531
                                      2000          63,753,106
                                      2001          14,304,993
                                      2002          12,243,104
                                      2003           4,606,276
                                                  ------------
                                                  $371,077,173
                                                  ============

For tax purposes, the aggregate cost of securities and unrealized appreciation of the Fund are the same as for financial reporting purposes at May 31, 1997.

4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended May 31, 1997, aggregated $653,254,205 and $466,437,026, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly based on the net assets of the Fund on the last day of the month as follows:

Annualized Fee Rate        Month End Net Assets
-------------------------------------------------------------------------
     0.625%       First $100 million
     0.50%        Over $100 million, up to and including $250 million
     0.45%        In excess of $250 million

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Fund.

b. Shareholders Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investors Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the year ended May 31, 1997, aggregated $1,642,354 of which $1,578,367 was paid to Investor Services.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.15% per annum for Class I and 0.65% per annum for Class II, of the average daily net assets of such class of the Fund, for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Fund under the Plans aggregated $3,258,643 for the year ended May 31, 1997.

In its capacity as underwriter for the shares of the Fund, Distributors receives commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to dealers for certain sales of the Fund's shares. Commissions received by Distributors, the amounts paid to other dealers and any applicable contingent deferred sales charges (CDSC) for the year ended May 31, 1997, were as follows:

                                               Class I             Class II
----------------------------------------------------------------------------
Total commissions received, including CDSC   $11,627,655          $1,194,491
Paid to other dealers                        $11,128,024          $2,164,409
CDSC                                             $--               $  68,186

d. Other Affiliates and Related Party Transactions:

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers, FT Services, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund's portfolio is primarily invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At May 31, 1997, the Fund held three defaulted securities with a value aggregating $15,841,770, representing 0.57% of the Fund's net assets. For more information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments in portfolio issuers, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. The Fund had investments in such affiliated companies at May 31, 1997, with a value in the amount of $24,619,948. See the accompanying Statement of Investments in Securities and Net Assets for specific information on such securities.

8. OTHER CONSIDERATIONS

Advisers, as the investment manager of the Fund, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, Advisers serves on the credit committees for Bucyrus-Erie Co. and Price Communications Corp. As a result of this involvement in these committees, Advisers may be in possession of certain material non-public information. Advisers has not sold nor does it intend to sell any of its holdings in these securities while in possession of material non-public information in contravention of the Federal Securities Laws.


9. SUBSEQUENT EVENTS

On May 13, 1997 and June 17, 1997, the Board of Trustees declared distributions per share as follows:

                                              From
                                         Undistributed
                          Record  PaymentNet Investment
                           Date    Date      Income
---------------------------------------------------------
Class I                   5/30/97  6/13      0.022
Class II                  5/30/97  6/13      0.0206
Advisor Class             5/30/97  6/13      0.0223

Class I                   6/30/97  7/15      0.022
Class II                  6/30/97  7/15      0.0207
Advisor Class             6/30/97  7/15      0.0223




10. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period are as follows:


                                                                                Year ended May 31,
                                                                   -----------------------------------------------------
Class I Shares:                                                          1997      1996       1995       1994      1993
                                                                   -----------------------------------------------------
Per Share Operating Performance
Net asset value at beginning of period........................          $2.79      $2.77      $2.70      $2.81     $2.72
                                                                   -----------------------------------------------------
Net investment income..........................................           .26        .25        .26        .27       .30
Net realized and unrealized gain (loss) on securities..........           .114       .034       .074      (.113)     .054
                                                                   -----------------------------------------------------
Total from investment operations...............................           .374       .284       .334       .157      .354
Less distributions from net investment income.................           (.264)     (.264)     (.264)     (.267)    (.264)
                                                                   -----------------------------------------------------
Net asset value at end of period..............................          $2.90      $2.79      $2.77      $2.70     $2.81
                                                                   -----------------------------------------------------
TOTAL RETURN*.................................................          14.09%     10.75%     13.34%      5.19%    13.33%

Ratios/Supplemental Data
Net assets at end of period (in 000's)........................    $2,638,914   $2,183,738 $1,908,853 $1,817,481 $1,935,919
Ratio of expenses to average net assets........................           .71%       .70%       .66%       .59%      .56%
Ratio of net investment income to average net assets..........           9.31%      9.07%      9.71%      9.61%    10.78%
Portfolio turnover rate.......................................          20.01%     19.87%     28.56%     42.32%    38.33%

Class II Shares:                                                      1997            1996        1995**
                                                                   -------------------------------------
Per Share Operating Performance
Net asset value at beginning of period........................        $2.79         $2.77        $2.76
                                                                   -------------------------------------
Net investment income..........................................         .25           .25           --
Net realized and unrealized gain on securities ................         .108          .017         .010
                                                                   -------------------------------------
Total from investment operations...............................         .358          .267         .010
Less distributions from net investment income.................         (.248)        (.247)         --
                                                                   -------------------------------------
Net asset value at end of period..............................        $2.90         $2.79        $2.77
                                                                   -------------------------------------
TOTAL RETURN*.................................................        13.41%        10.06%         .36%

Ratios/Supplemental Data
Net assets at end of period (in 000's)........................      $151,073       $46,064         $713
Ratio of expenses to average net assets.......................         1.25%         1.25%        1.14%+
Ratio of net investment income to average net assets..........         8.75%         8.50%        6.91%+
Portfolio turnover rate.......................................        20.01%        19.87%       28.56%

10. FINANCIAL HIGHLIGHTS (cont.)
Advisor Class:                                             1997***
                                                        ----------
Per Share Operating Performance
Net asset value at beginning of period......              $2.90
                                                        ----------
Net investment income.......................                .12
Net realized and unrealized loss on securities             (.009)
                                                        ----------
Total from investment operations............                .111
Less distributions from net investment income              (.111)
                                                        ----------
Net asset value at end of period............              $2.90
                                                        ==========

TOTAL RETURN*...............................               3.94%
Ratios/Supplemental Data
Net assets at end of period (in 000's)......              $6,224
Ratio of expenses to average net assets.....                .61%+
Ratio of net investment income to average net assets       9.25%+
Portfolio turnover rate.....................              20.01%

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends was eliminated.
**For the period May 16, 1995 (effective date) to May 31, 1995.
***For the period January 1, 1997 (effective date) to May 31, 1997.
+Annualized.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 3.43% of its ordinary income dividends paid (including short-term capital gain distributions, if any) as income qualifying for the dividends received deduction for the fiscal year ended May, 31, 1997.



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Report of Independent Accountants

To the Shareholders and Board of Trustees

of Franklin High Income Trust:

We have audited the accompanying statement of assets and liabilities of the AGE High Income Fund of the Franklin High Income Trust, including the statement of investments in securities and net assets, as of May 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AGE High Income Fund of the Franklin High Income Trust as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

San Francisco, California

July 8, 1997









Franklin AGE High Income Fund Annual Report May 31, 1997

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the composition of the fund's securities on May 31, 1997, based on total net assets.

Fund Composition on May 31, 1997

Bonds                   79.7%
Equities                 7.2%
Short-Term
Obligations & Other
Net Assets              13.1%

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of Franklin's AGE High Income Fund Class I shares to that of CS First Boston High Yield Index, based on a $10,000 investment from 6/1/87-5/31/97.

Period Ending     Fund        CS First Boston

                AGE HIGH
               Income Fund              CS FB HY
6/1/87          $9,572                  10000
Jun-87          $9,696                  $10,197
Jul-87          $9,712                  $10,300
Aug-87          $9,812                  $10,406
Sep-87          $9,495                  $10,151
Oct-87          $9,033                   $9,762
Nov-87          $9,363                  $10,140
Dec-87          $9,467                  $10,389
Jan-88          $9,862                  $10,744
Feb-88         $10,173                  $11,055
Mar-88         $10,072                  $10,980
Apr-88         $10,180                  $11,058
May-88         $10,229                  $11,114
Jun-88         $10,370                  $11,349
Jul-88         $10,512                  $11,479
Aug-88         $10,468                  $11,445
Sep-88         $10,519                  $11,549
Oct-88         $10,698                  $11,708
Nov-88         $10,782                  $11,733
Dec-88         $10,801                  $11,807
Jan-89         $11,019                  $12,045
Feb-89         $11,006                  $12,100
Mar-89         $10,992                  $12,013
Apr-89         $10,944                  $11,984
May-89         $11,000                  $12,269
Jun-89         $11,195                  $12,446
Jul-89         $11,216                  $12,473
Aug-89         $11,201                  $12,472
Sep-89         $11,041                  $12,189
Oct-89         $10,551                  $11,884
Nov-89         $10,463                  $11,908
Dec-89         $10,410                  $11,854
Jan-90         $10,051                  $11,437
Feb-90          $9,689                  $11,226
Mar-90          $9,908                  $11,549
Apr-90          $9,876                  $11,597
May-90         $10,166                  $11,839
Jun-90         $10,418                  $12,212
Jul-90         $10,674                  $12,606
Aug-90         $10,015                  $12,024
Sep-90          $9,305                  $11,106
Oct-90          $8,626                  $10,827
Nov-90          $8,810                  $11,045
Dec-90          $8,906                  $11,098
Jan-91          $9,096                  $11,402
Feb-91         $10,109                  $12,386
Mar-91         $10,721                  $13,154
Apr-91         $11,200                  $13,700
May-91         $11,276                  $13,768
Jun-91         $11,641                  $14,129
Jul-91         $12,009                  $14,607
Aug-91         $12,334                  $14,873
Sep-91         $12,561                  $15,210
Oct-91         $12,992                  $15,714
Nov-91         $13,072                  $15,839
Dec-91         $13,206                  $15,955
Jan-92         $13,649                  $16,604
Feb-92         $13,941                  $17,008
Mar-92         $14,215                  $17,261
Apr-92         $14,331                  $17,275
May-92         $14,556                  $17,510
Jun-92         $14,621                  $17,683
Jul-92         $14,903                  $17,956
Aug-92         $15,133                  $18,203
Sep-92         $15,309                  $18,322
Oct-92         $15,042                  $18,131
Nov-92         $15,222                  $18,403
Dec-92         $15,403                  $18,611
Jan-93         $15,757                  $19,119
Feb-93         $15,998                  $19,498
Mar-93         $16,241                  $19,909
Apr-93         $16,370                  $20,023
May-93         $16,559                  $20,315
Jun-93         $16,926                  $20,683
Jul-93         $17,118                  $20,898
Aug-93         $17,190                  $21,075
Sep-93         $17,263                  $21,196
Oct-93         $17,765                  $21,583
Nov-93         $17,839                  $21,855
Dec-93         $18,119                  $22,131
Jan-94         $18,507                  $22,525
Feb-94         $18,329                  $22,559
Mar-94         $17,516                  $21,895
Apr-94         $17,401                  $21,602
May-94         $17,479                  $21,725
Jun-94         $17,492                  $21,579
Jul-94         $17,571                  $21,681
Aug-94         $17,717                  $21,837
Sep-94         $17,797                  $21,924
Oct-94         $17,878                  $21,940
Nov-94         $17,688                  $21,685
Dec-94         $17,839                  $21,915
Jan-95         $17,991                  $22,145
Feb-95         $18,702                  $22,690
Mar-95         $18,857                  $22,946
Apr-95         $19,368                  $23,456
May-95         $19,811                  $24,117
Jun-95         $19,970                  $24,276
Jul-95         $20,348                  $24,653
Aug-95         $20,436                  $24,722
Sep-95         $20,598                  $25,006
Oct-95         $20,762                  $25,284
Nov-95         $20,852                  $25,402
Dec-95         $21,169                  $25,725
Jan-96         $21,565                  $26,214
Feb-96         $21,734                  $26,353
Mar-96         $21,595                  $26,282
Apr-96         $21,689                  $26,423
May-96         $21,940                  $26,637
Jun-96         $21,957                  $26,696
Jul-96         $22,132                  $26,936
Aug-96         $22,550                  $27,230
Sep-96         $23,054                  $27,698
Oct-96         $23,233                  $27,931
Nov-96         $23,745                  $28,367
Dec-96         $24,176                  $28,920
Jan-97         $24,361                  $29,131
Feb-97         $24,800                  $29,679
Mar-97         $24,222                  $29,346
Apr-97         $24,496                  $29,607
May-97         $25,031                  $30,203

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of Franklin's AGE High Income Fund Class II shares to that of CS First Boston High Yield Index, based on a $10,000 investment from 5/16/95-5/31/97.

Period Ending     Fund        CS First Boston

              AGE HIGH          CS FB HY
          INCOME FUND-CLASS II
May-95            9892           $10,000
May-95            9928           $10,136
Jun-95           10004           $10,203
Jul-95           10186           $10,361
Aug-95           10223           $10,390
Sep-95           10297           $10,510
Oct-95           10373           $10,626
Nov-95           10412           $10,676
Dec-95           10565           $10,812
Jan-96           10756           $11,017
Feb-96           10835           $11,076
Mar-96           10760           $11,046
Apr-96           10840           $11,105
May-96           10927           $11,195
Jun-96           10930           $11,220
Jul-96           11052           $11,321
Aug-96           11215           $11,444
Sep-96           11500           $11,641
Oct-96           11584           $11,739
Nov-96           11792           $11,922
Dec-96           12001           $12,154
Jan-97           12087           $12,243
Feb-97           12340           $12,473
Mar-97           12006           $12,334
Apr-97           12136           $12,443
May-97           12393           $12,694